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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Report (date of earliest event reported): May 4, 2004


                               CEL-SCI CORPORATION
                          ------ --------------------
             (Exact name of Registrant as specified in its charter)


     Colorado                          0-11503                  84-0916344
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(State or other jurisdiction    (Commission File No.)        (IRS Employer
of incorporation)                                           Identification No.)



                              8229 Boone Blvd. #802
                                 Vienna, VA 22182
               -------------------------------------------------
                (Address of principal executive offices, including Zip Code)


             Registrant's telephone number, including area code: (703) 506-9460
                                                                 --------------



                                       N/A
                 ----------------------------------------- ----
          (Former name or former address if changed since last report)




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Item 5.  Other Events and Regulation FD Disclosure

      On May 4, 2003, CEL-SCI sold 6,402,435 shares of its common stock to a private investor for $5,250,000 or $0.82 per share. As part of this transaction, Wachovia Capital Markets, LLC, the placement agent in the offering, received from CEL-SCI a cash commission of $315,000, or 6% of the gross offering price for the shares sold, as well as warrants to purchase 76,642 shares of CEL-SCI's common stock at a price of $1.37 per share at any time prior to May 4, 2009. CEL-SCI also paid certain legal fees and other expenses incurred by the placement agent which are estimated to be $75,000. CEL-SCI has filed with the Securities and Exchange Commission a prospectus supplement to its shelf registration statement on Form S-3 registering the shares of common stock sold to the private investor.

Item 7.  Financial Statements and Exhibits

      Exhibit Number          Description

5     Opinion of Counsel

      10(bb)                  Placement Agent Agreement
                              Placement Agent Warrant

      10(cc)                  Securities Purchase Agreement



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 4, 2004

                                 CEL-SCI CORPORATION



                                 By:   /s/ Geert R. Kersten
                                      ----------------------------------------
                                      Geert R. Kersten, Chief Executive Officer

















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                               CEL-SCI CORPORATION

                                    FORM 8-K

                                    EXHIBITS

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